                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 15,1998


            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1994-A
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            MINNESOTA                  33-51935              41-1775853
--------------------------------------------------------------------------------
  (State or other jurisdiction       (Commission           (IRS employer
       of incorporation)            file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
--------------------------------------------------------------------------------
    (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           ---------------

                                NOT APPLICABLE
   -------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

         ITEM 5.             OTHER EVENTS.

                             Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on April 15,1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by
                             Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

         ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS

                             (c)      Exhibits.

                                      The following is filed herewith. The
                                      exhibit number corresponds with Item
                                      601(b) of Regulation S-K.

                                      EXHIBIT NO.   DESCRIPTION
                                      -----------   -----------
                                          99.1      Monthly Report delivered to
                                                    Certificateholders on
                                                    April 15,1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:


                                  SECUTIZED NET INTEREST MARGIN
                                  TRUST 1994-A

                                  By    GREEN TREE FINANCIAL CORPORATION
                                        as Servicer with respect to the Trust


                                  By: /s/ PHYLLIS A. KNIGHT
                                      ---------------------------------------
                                      PHYLLIS A. KNIGHT
                                      Senior Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                               PAGE
-------                                                              -----
 99.1       Monthly Report delivered to Certificateholders             5
            on April 15,1998.